Handeni Gold Inc.

A golden opportunity

CONTENTS

- 1. CURRENT STATUS.
- 2. EXPLORATION.
- 3. MOVING FORWARDS.



Management/Personnel and Governance.

- PERSONNEL
  - CEO, CFO, V.P. Exploration.
  - Exploration manager.
  - 2 Project Geologists.
  - 2 Geologists /3 Geotechnicians.
  - 1 Financial Controller and 1 Secretary.
  - Investor Relations Manager.
- BOARD OF DIRECTORS.
  - Chairman + 5 Directors (2 Insiders and + 3 Independent).

Handeni Gold Snapshot

Stock Exchange Symbol	OTC: HNDI
Shares Outstanding – Basic (Oct '11)	292.4 (MM)
Shares Outstanding –Fully Diluted (Oct '11)	382,326,404
52 Week Trading Range (US$)	$0.08 - 0.58
Last Close –March 16, 2012(US$)	$10
Market Capitalization Feb 28 2012 (US$ MM)	$29.20M



- African gold developer focused on a major, 100% owned, prospective gold project in Tanzania.
- The Handeni Gold Project is directly adjacent to CANACO's Magambazi prospect, with results on 8 of the 9 completely assayed drill holes confirming potential mineralisation up to 475 meters East of our border with CANACO.
- 2.4 km strike distance Kwandege anomaly – All holes assayed to date intersected gold bearing zones.
- Located in a newly discovered, high profile, emerging gold district in Tanzania.
- Currently in the process of moving away from the OTTC to the TSX Venture exchange.

EXPLORATION.


HANDENI GOLD PL6743-NE
5°45'S
M.A.P.S. 2012
N
W
E
S
Feet
0 146 292 438 584 730
Meters
Map Scale 1:30,000

Location



TANGA
Tanzania
HANDENI
ZANZIBAR
DAR

Tanzania boasts one of the best overall risk profiles in Africa.



Magambazi Hill
800km²
Canaco
Kwandege

With favourable government policies, a stable democratic government, and strong economic growth, Tanzania is the fastest-emerging gold producer in the world.

In 1997, the government of Tanzania amended it's Mineral Policy towards private sector development and market–oriented economic management. Prior to 1994, there was no mechanized mining in the country – by 2004 Tanzania had proven gold reserves in excess of 36 Moz (1000 t). Currently gold producers in Tanzania include Barrick Gold Corp,Anglo Gold Ashanti, Helio Resources and Placer Dome. Tanzania is now Africa's third-largest gold producer after South Africa and Gahna

Prospecting License Schedules.

All our licences are in good standing for the next 6 years

- Fall under 1998 Mining Act.
- Acquired September /October 2010.
- Prospecting Licence
- Allocated for 3 years (2013).
- Renewal application for 50% for 3 more years (2016).
- Renewal application for 50% for 2 more years (2018)

- In Tanzania all exploration companies need to periodically re-apply for renewals as indicated above. Quarterly reports outlining exploration conducted need to be submitted.

- The most prospective areas of a licence are retained during this process helping to focus exploration.



Magambazi Hill viewed from PL6743 looking west.

Tenements


6
5
4
3
2
1

Area	Company	Size (km^2)
1	HANDENI GOLD INC.	800
2	CANACO	100
3	SIERRA MINING	100
4	BENZU	400
5	BROOKEMONT	64
6	KOKANEE	505

Handeni Gold Inc. continues to holds one of the largest land positions in the New Kilindi-Handeni emerging Gold District in Tanzania. Our tenements cover some 800 square kilometres.

Exploration parameters


Kwandege Topography

- Topographically easy to access
- Politically stable environment
- Land unoccupied
- Low Capital Cost
- Existing enrichment in weathered saprolites
- Low operating costs for exploration
- Close to existing infrastructure including international port less than 5 hours drive away.

CAMP SITES


Magambazi Hill
Canaco
PL6743/2010
PL6742/2010
Kwandege
PL6779/2010
PL6744/2010





Magambazi Camp infrastructure


Main Office


Internet


Generator


Guard House


Office

Magambazi Main Camp is fully operational and self contained.

Up to 25 people can be accommodated in comfort

Internet and cell phone reception is excellent at the camp itself.


Portion of Car pool

Airborne Surveys





Handeni Gold has identified at least 17 individual geophysically and geochemically defined gold targets (examples given here are on results of fixed wing aerial survey). The most recent targets were defined using data from our helicopter based electromagnetic survey by FUGRO airborne services..



9
8
7
6
5

TARGETS

- Based on the new helicopter based aeromagnetic survey HNDI has now identified 17 targets in total, two of which have been drilled.

- Target generation is on going and further data treatment is currently conducted by FUGRO (Australia).

First Phase Drill targets

- Magambazi East
- Target Identified based on airborne and ground geophysics, geochemistry.
- Trenching/pitting



- Kwandege
- Target Identified based on airborne and ground geophysics, geochemistry.
- Trenching/pitting



Ag anomaly Kwandege



377706/9358630
1 km
380060/9355511

Drilling



Two targets (Magambazi East and Kwandege) were drilled.
The drilling summary is provided below.

Kwandege Drill Positions (A)



KW1_14
KW1_13
KW1_09
KW1_08A
KW1_11
KW1_10
KW1_07
KW6_02
KW6_03
KW4_03
KW4_01
KW2_04
KW2_07
KW2_03
KW2_02
KW2_01
KW2_05
377706/9358630
KW1_03
KW1_08
KW1_04
KW1_01
KW1_02
KW1_05
KW1_12
KW1_06
KW8_01
KW7_01
KW6_01
KW5_01
L
H
H
KW3_01
KW3_02
KW3_03
1 km
380060/9355511

Kwandege Drill Positions (B)


377706/9358630
L
H
H
1 km
380060/9355511

Drill Hole Planning



Drilling Summary

	Kwandege	Magambazi
Metres Drilled	4989	5354
Number of holes	37	28
Core Sampled %	82	77
Assay Results (%)	42	45
Total samples	8509	5485



Kwandege Assay results

First assay results on Kwandege anomaly from September to December 2011

Hole ID	From (m)	To (m)	Interval (m)	Au (g/t)
KW1_01	41.0	42.0	1.0	0.72
KW1_01	68.0	69.0	1.0	1.50
KW1_01	72.0	73.0	1.0	0.56
KW1_01	81.0	83.0	2.0	0.75
KW1_01	103.0	104.0	1.0	0.60
KW1_03	62.0	63.0	1.0	0.75
KW1_03	93.0	94.0	1.0	1.20
KW1_04	91.0	92.0	1.0	0.49
KW1_04	110.0	111.5	1.5	0.60
KW1_05	12.7	13.7	1.0	1.40
KW1_05	15.2	16.2	1.0	0.85
KW1_05	21.0	22.0	1.0	0.65
KW1_05	27.0	28.0	1.0	1.83
KW1_05	28.0	29.0	1.0	3.68
KW1_05	50.0	51.0	1.0	0.54
KW1_05	52.3	57.0	4.7	1.00
	Including		2.0	1.20
	Including		1.0	3.20
KW1_05	101.0	102.0	1.0	0.57
KW1_06	5.0	6.0	1.0	0.74
KW1_06	12.0	13.0	1.0	0.51
KW1_06	16.0	17.0	1.0	0.56
KW1_06	17.0	18.0	1.0	0.73
KW1_06	18.0	19.0	1.0	0.51
KW1_06	23.0	24.0	1.0	0.67
KW2_01	1.5	3.1	1.6	0.94
KW2_01	43.0	46.0	3.0	1.20
	Including		0.5	2.10
KW2_01	61.0	62.0	1.0	0.85
KW2_01	68.0	70.0	2.0	0.60
KW2_01	106.0	107.0	1.0	3.54
KW2_01	113.5	116.0	2.5	0.70
	Including		1.0	1.10
KW2_01	117.0	118.5	1.5	0.60
KW2_01	120.0	120.5	0.5	1.01
KW2_01	125.0	137.0	12.0	4.40
	Including		1.0	29.50
KW2_02	21.0	22.5	1.5	0.63
KW2_02	66.0	66.5	0.5	1.58
KW2_02	103.5	104.0	0.5	0.76
KW2_02	106.0	106.5	0.5	0.99
KW2_02	106.5	109.9	3.4	1.24
KW2_02	114.5	115.0	0.5	0.63
KW2_02	135.0	136.0	1.0	2.10
KW2_03	7.0	7.5	0.5	0.86
KW2_03	18.0	18.5	0.5	0.87
KW2_03	56.0	56.5	0.5	0.74
KW2_03	58.0	58.5	0.5	0.59
KW2_03	60.0	60.5	0.5	0.98
KW2_03	60.5	61.0	0.5	0.59
KW2_03	79.5	80.0	0.5	0.79
KW2_03	113.5	114.0	0.5	1.17
KW2_04	4.0	5.0	1.0	3.19
KW2_04	7.0	8.0	1.0	0.56
KW2_04	47.0	48.0	1.0	0.61
KW2_05	64.0	66.0	2.0	0.89
KW2_05	108.5	109.0	0.5	0.69
KW4_01	38.0	39.0	1.0	1.46
KW4_01	65.0	66.0	1.0	0.54

Kwandege Assay results : Latest

Hole ID	From	To	Interval	Au(g/t)
KW1_08	16	25	9	1.10
	including		1	5.67
KW1_08	32	33	1	1.15
KW1_8A	18	21	3	1.10
KW1_09	23	27	4	1.00
	including		1	2.38
KW1_09	38	40	2	0.50
KW1_09	51	52	1	2.03
KW1_12	31	33	2	0.63
KW1_12	36	37	1	1.18
KW1_12	61	62	1	0.65
KW1_12	107	108	1	0.60
KW1_12	118	119	1	0.52
KW1_13	1	3	3	0.80
KW1_13	18	20	2	1.40
	22	23	1	0.55
	30	31	1	0.64
	63	64	1	0.54
KW1_14	15	17	2	2.45
	23	24	1	0.86
	25	31	6	1.74
	including		1	3.51
KW1_14	66	67	1	1.43

Kwandege: KW1_01



Au (ppm)
KW1_01
2.5
2
1.5
1
0.5
0
1
12
23
34
45
56
67
78
89
100
111
122
133
144
155
166
177
188
199
210
221
232
243
254
265
276
287
298
309
320

Kwandege: KW_8 and 8A



6
5
4
3
2
1
0
1
6
11
16
21
26
31
36
41
46
51
56
61
66
71
76
81
86
91
96
101
106
111
116
Au8A
Au8

Kwandege: KW1_14



KW1-14
4
3.5
3
2.5
2
1.5
1
0.5
0
1
7
13
19
25
31
37
43
49
55
61
67
73
79
85
91
97
103
109
115
121
127
133
139
145
151
157
163
169
175

Kwandege structure


Potential Hole
Drillholes
Felsic Gneiss
Felsic Gneiss
Garnet Amphibolite

Some Structural aspects.



Magambazi East: Chargeability.


CANACO
PL6743
CANACO
PML'S
N
500m

HR area out.


CANACO
PML'S
N
500m

Magambazi East drill positions



391626/9366393
PL6743
MZD_28
MZD_08
MZD_24
MZD_05 / 15
MZD_23
MZD_18
MZD_01/14/16
MZD_26
MZD_27
CANACO
PML'S
MZD_21
MZD_04
MZD_03
MZD_19
MZD_02/ 22
MZD_25
MZD_06/ 07/ 09
MZD_11
MZD_17 / 20
MZD_10
MZD_13
MZD_12
500m
393899/9363596

Magambazi East



Magambazi East

Hole ID	From(m)	To (m)	Interval (m)	Au (g/t)
MZD01	0.00	2.00	2.00	0.58
MZD01	29.00	30.00	1.00	0.68
MZD01	34.00	39.00	5.00	4.20
	Including		2.00	14.38
	Including		0.50	24.70
MZD02	240.00	241.00	1.00	0.26
MZD02	241.00	242.00	1.00	0.28
MZD03	11.00	12.00	1.00	0.24
MZD04	105.00	106.00	1.00	10.80
MZD06	6.00	7.00	1.00	2.62
MZD07	39.00	40.00	1.00	0.50
MZD09	14.00	15.00	1.00	0.70
MZD09	62.00	63.00	1.00	0.65
MZD09	264.00	265.00	1.00	0.43
MZD10	206.00	207.00	1.00	1.60
MZD10	210.00	211.00	1.00	1.30

Assay results summary

- The Magambazi East target yielded gold intercepts in 8 of the 9 holes for which assay values are available, drilled along a NW-SE trending mineralization zone along a distance of approximately 475 meters with several significant values.

- The best intercepts at Magambazi were 5 meters at 4.2 g/t as well as 10.8 g/t over 1 m.



- At Kwandege greater than 0.5 g/t gold, with a minimum interval of 0.5 meters, was intercepted in all eleven holes on which assays are available.

- At Kwandege the most significant intercept is 4.4 g/t over 12 meters including 29.5 g/t over 1 meter as well as 1 g/t over 4.7 meters.

- The mineralization at Kwandege occurs over a distance of 1130 meters to date and is open ended for approximately 800 meters to the east and west.

Magamabazi East vs Kwandege 2 Styles of Mineralization ?



- Kwandege shows features of pervasive alteration of thick sequences and a high “background” of gold .



- Magambazi east shows strong structural control on gold mineralization.

MOVING FORWARD


HANDENI GOLD PL6743
393000
396000
399000
402000
405000
9369000
9366000
9363000
9360000
9357000
M.A.P.S. 2012
Miles
Km
Map Scale 1:100,000

Artisinal Activity






0378010 E
9356 220 N
KWANDEGE-AREA



Artisinal workers are active in and around Magambazi hill as well as the Kwandege anomaly and various other localities on the 800 Square kilometers prospecting licences owned by Handeni Gold Inc.

Alluvial Potential





Handeni Gold considers the production of gold in order to create revenue for the company as a priority. For this reason we are conducting a program to test the viability of an alluvial mining project on the properties. – Shown here is heavy mineral concentrate (including gold) from the first two of our pits, treated through a dense media separation plant

A long term project


Canaco
PL6742
N
PL6779
2.5 km

Investment Highlights

- **Highly prospective Gold Tenements**

800 Square Kilometres of prospecting licences with 17 highly prospective targets, adjacent to and directly bordering the CANACO properties.

- **Directors and Management Team**

William Lamarque, Gizman Abbas, Dr. Douglas Boateng, Dr. Mohan Kaul, Dr. Reginald Mengi and Dr. Reyno Scheepers (Ph.D.) are all leaders in their respective fields.

- **Significant Artisanal Activity**

Locals have been mining the area since the early 1950's, however a major upsurge in artisanal activity occurred following the development of the Victoria Lake Gold Fields.

- **Access to Infrastructure**

Two fully operational field camps are easily accessible by road from Dar es Salaam (~5hrs drive) and the main route to Handeni is being paved and upgraded.

- **Near Term Catalysts**

Assay results pending on 65% of the drilled core where results on the 35% received include 12 meters at 4.4 g/t and 5 meters at 4.2 g/t.



Deliverables 2012 and Beyond

1) Finalizing our Board (April 2012).
2) Appointment of board committees (April 2012).
3) Evaluation of data obtained from drilling program (June 2012).
4) Private placement (June 2012?).
5) TSX-V listing (July – Aug. 2012).
6) RC drilling program (April-May 2012).
7) Evaluation of 15 targets prior to September 2013 (JV'S ON SPECIFIC TARGETS?).
8) Evaluation of alluvial mining potential completed (June 2012).



Contact Details

Corporate Office:

Suite 500, Park Place
666 Burrard Street
Vancouver. BC
Canada

Tel +1 604 642 6165
Fax +1 604 642 6168

Tanzania Office:

Plot 228
Regent Estate
Dar es Salaam

Tel +255 22 270 0084
Fax +255 22 270 0052

Robert Dynes
Investor Relations
rdynes@handenigold.com
info@handenigold.com

Reyno Scheepers
Director, President, CEO
rscheepers@handenigold.com

Safe Harbour Statements